UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 22, 2003

                                 MILACRON INC.
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            (Exact name of registrant as specified in its charter)

      Delaware                       1-8475                     31-1062125
--------------------        ------------------------       --------------------
  (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                           Identification No.)
   incorporation)


  2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio           45206
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       (address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 24, 2003, Milacron Inc. (the "Company") issued a press release announcing that the banks participating in the Company's sale of receivables program (the "Program") have agreed to extend the liquidity facility related to the Program to February 27, 2004. The Third Amended and Restated Receivables Purchase Agreement and the amendments thereto contain provisions which may result in the termination of the Program and the liquidity facility prior to February 27, 2004. A copy of the Company's press release is filed as
Exhibit 99.1 hereto and a copy of the Third Amended and Restated Receivables Purchase Agreement, together with the amendments thereto, are filed as Exhibits 99.2 through 99.9 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

Exhibit  No.   Description
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99.1           Press release issued by Milacron Inc. on December 24, 2003.

99.2 Third Amended and Restated Receivables Purchase Agreement dated as of November 15, 2001 among Milacron Inc., Milacron Commercial Corp., Valenite Inc., D-M-E Company, Uniloy Milacron Inc., Talbot Holdings, Ltd., Milacron Marketing Company, Market Street Funding Corporation and PNC Bank, National Association (the "Receivables Purchase Agreement").

99.3 First Amendment to the Receivables Purchase Agreement dated as of June 7, 2002.

99.4 Second Amendment to the Receivables Purchase Agreement dated as of August 1, 2002.

99.5 Third Amendment to the Receivables Purchase Agreement dated as of December 31, 2002.

99.6 Fourth Amendment to the Receivables Purchase Agreement dated as of January 31, 2003.

99.7 Fifth Amendment to the Receivables Purchase Agreement dated as of September 12, 2003.

99.8 Sixth Amendment to the Receivables Purchase Agreement dated as of October 30, 2003.

99.9 Seventh Amendment to the Receivables Purchase Agreement dated as of December 22, 2003.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MILACRON INC.

Date:  December 24, 2003      By: /s/ Robert P. Lienesch
                                 -----------------------------------------------
                                 Robert P. Lienesch
                                 Vice President-Finance and Chief
                                 Financial Officer




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                                 EXHIBIT INDEX

Exhibit  No.   Description
-------------  ----------------------------------------------------------------

99.1           Press release issued by Milacron Inc. on December 24, 2003.

99.2 Third Amended and Restated Receivables Purchase Agreement dated as of November 15, 2001 among Milacron Inc., Milacron Commercial Corp., Valenite Inc., D-M-E Company, Uniloy Milacron Inc., Talbot Holdings, Ltd., Milacron Marketing Company, Market Street Funding Corporation and PNC Bank, National Association (the "Receivables Purchase Agreement").

99.3 First Amendment to the Receivables Purchase Agreement dated as of June 7, 2002.

99.4 Second Amendment to the Receivables Purchase Agreement dated as of August 1, 2002.

99.5 Third Amendment to the Receivables Purchase Agreement dated as of December 31, 2002.

99.6 Fourth Amendment to the Receivables Purchase Agreement dated as of January 31, 2003.

99.7 Fifth Amendment to the Receivables Purchase Agreement dated as of September 12, 2003.

99.8 Sixth Amendment to the Receivables Purchase Agreement dated as of October 30, 2003.

99.9 Seventh Amendment to the Receivables Purchase Agreement dated as of December 22, 2003.